Exhibit 99.1

Corporate Presentation March 2022 N A S D A Q : C L RB

Forward - Looking Statements 2 This presentation contains forward - looking statements . Such statements are valid only as of today and we disclaim any obligation to update this information . These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experiences and results to differ materially from the statements made . These statements are based on our current beliefs and expectations as to such future outcomes including our expectations of the impact of the COVID - 19 pandemic . Drug discovery and development involve a high degree of risk . Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital, uncertainties related to the disruptions at our sole source supplier of iopofosine, the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, patient enrollment and the completion of clinical studies, the FDA review process and other government regulation, our ability to maintain orphan drug designation in the United States for iopofosine, the volatile market for priority review vouchers, our pharmaceutical collaborators' ability to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third - party reimbursement . A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10 - K for the year ended December 31 , 2020 and our Form 10 - Q for the quarter ended September 30 , 2021 .

Developing iopofosine I - 131 (formerly known as CLR 131), a small - molecule radiotherapeutic in rare adult and pediatric cancer indications Additional clinical studies ongoing, including a Phase 2b study in highly refractory multiple myeloma; potential for near - term commercialization and route to approval Ongoing pivotal study of iopofosine in Waldenstrom’s macroglobulinemia (WM), top - line data anticipated 2H 2022 Cash balance of $ 35.7 million as of December 31, 2021 , supporting strategic plan beyond expected key data readouts Clear and defined regulatory pathway in WM; Granted U.S. Orphan Drug Designation and FDA Fast Track Designation Company Highlights Proprietary Versatile Drug Conjugate Platform to Target Cancer 3

PDC Platform Technology Phospholipid Ether (PLE) PLE Cancer - Targeting Vehicle 4 Linker Versatile Chemistry Drug Payload PDC Cancer Targeted Payload

Targeted Delivery to Tumor Cells PDC with Cancer targeted payload Specific Targeting of Cancer Intracellular Delivery to Cancerous Cells Selective Release of Payload inside Cell 1 2 3 4 5

PDC Strategy Phospholipid Ether Franchises - Value Creation Through Intracellular Delivery Peptide and Nanobody Drug Conjugates Small Molecule Drug Conjugates Radio - conjugates Radio - conjugate Franchise • Ability to provide targeted delivery of any radioisotope • Currently developing alpha & beta emitters • Lead beta emitter program iopofosine I - 131 in a pivotal study Small Molecule Franchise • Demonstrated in vivo safety and efficacy in multiple animal models • Pico and nanomolar activity Biologics Franchise • Targeting intracellular pathways that cannot be targeted with small molecules Nucleic Acid Franchise • Intracellular delivery of nucleic acids providing knockdown or knock - in gene control in cancer cells 6 RNAi, siRNA, mRNA Drug Conjugates Targeted Delivery with a Broad Range of Therapeutic Modalities

Pipeline

PDC Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Pivotal	Collaboration Partner
Iopofosine I-131	Waldenstrom's macroglobulinemia						
	Highly Refractory Multiple Myeloma						
	Pediatric						
	Head and Neck (IIS)						WISCONSIN UNIVERSITY OF WISCONSIN-MADISON
CLR 1900	Solid Tumors						
Partnerships							
CLR 2000	Solid Tumors						
CLR 12120	Solid Tumors						oranomed
New PDCs	Various targets						LCB LegoChemBio
New PDC's	Various targets						Intocell into practice

Additional Value Creation Through Innovative Partnering Approach and Platform Utility

CELLECTAR BIOSCIENCES

IIS = Investigator Initiated Study

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Iopofosine I - 131: Our Lead Product Candidate Pivotal Study in Waldenstrom’s macroglobulinemia Phase 2 CLOVER - 1 study in highly refractory MM Phase 1 CLOVER - 2 study in relapsed pediatric cancers (high grade glioma & soft tissue sarcomas) A small - molecule PDC designed to provide targeted delivery of iodine - 131 to cancer cells while limiting exposure to healthy cells Phase 1 Investigator Initiated Study in relapsed Head & Neck 8 Currently being evaluated in:

Waldenstrom's Macroglobulinemia

Waldenstrom's macroglobulinemia is a rare cancer that begins in the white blood cells

Global Prevalence Patient % Distribution[1]


Asia 24%
US 43%
Europe 33%

- The bone marrow produces too many abnormal white blood cells crowding out healthy blood cells
- The abnormal white blood cells produce a protein (IgM) that accumulates in the blood, impairs circulation and causes complications
- It is slow growing. Typical signs & symptoms include:
  - Easy bruising; bleeding from nose or gums; fatigue; weight loss; numbness in hands or feet; fever; headache; shortness of breath; changes in vision; confusion
- Ultra-rare orphan disease
  - ~8-year survival post-initial diagnosis [2,3]
  - Median age 65
  - U.S. Annual incidence ~3,000; 30% annual growth rate through 2025
  - U.S. prevalence ~45,000[4]

CELLECTAR BIOSCIENCES

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10 WM Second Line Current Standard of Care Only 1 class (BTKi’s) of approved drugs in WM (ibrutinib and zanubrutinib) No monotherapy demonstrating major responses in dual WT patients (MYD88 & CXCR4 representing 20 - 40% of patients) Limited switching between ibrutinib and zanubrutinib Prior to first line combination approval, ibrutinib projected peak year sales of >$1.2B in 2024 $411 $262 $508 $784 $630 $979 $1,226 2018 2019 2020 2021 2022 2023 2024 Global Ibrutinib WM Revenues 1 (USD millions) Ibrutinib Projected Revenues in WM Alone to Exceed $1.2 Billion In addition to initial approval positioning; opportunity for iopofosine I - 131 label expansion into early lines of therapy “For a patient who has progression on ibrutinib, then acalabrutinib or zanubrutinib are not right answers in terms of the next line of therapy because they work the same way.” - Dr. Shadman, Fred Hutch

Iopofosine I - 131 Response Rates in WM • Only treatment tested in BTKi failure patients • Effective across all genotypes 7 • 100% of high - risk patients achieved an MRR; including one Complete Response • Deep and durable responses achieved in challenging relapsed or refractory patients o Total average ~72% o Median 45% reduction within 4 weeks of initial dose - 40 - 80 - 75 - 75 - 88 - 100 0 - 10 - 20 - 30 - 40 - 50 - 60 - 70 - 80 - 90 - 1 00 B e s t I g M Re du c ti o n b y P a tie nt ( %) 11 Only Monotherapy to Achieve an 83.3% MRR and 16.7% CRR O R R M R R Iopofosine I - 131 WM Efficacy Responses 6 100% (6/6) Overall Response Rate (ORR) 83.3% (5/6) Major Response Rate (MRR) 16.7% (1/6) Complete Response Rate (CR) Iopofosine I - 131 5 100 % OR R (2/ 2 ) in Dual Wild Type Patients Treatment Free Remission Exceeding 1 Year Administered in 4 x 20 - minute doses No requirement for continuous dosing

Iopofosine Safety Profile: Well - Tolerated in WM, MM and other NHLs Predictable and Manageable AE - profile / Predictable Time to AE - Resolution Treatment Emergent Adverse Events 7 (≥25% of All Patients) A ll Dos e s T o ta l n =88 Phase 1 & 2 Pts Preferred Term Overall n ( % ) ≥ Grade 3 n ( % ) Thrombocytopenia 73 (83) 64 (73) Lymphocyte C ount D ecreased 40 (45) 35 (40) Decreased White Blood Cell Count 52 (59) 41 (47) Anemia 60 (68) 15 (17) Neutropenia 49 (56) 45 (51) Fatigue 51 (60) 12 (14) Nausea 29 (33) 0 “Irrespective of the type of cytopenia, they were very predictable showing consistent timing to patients starting to experience cytopenias, the timing to nadir, and recovery.” - Sikander Ailawadhi, MD A SC O 202 1 Average Platelet Count in Patients Receiving Two Cycles 250 200 150 100 Grade 1 Gr a d e 2 50 Grade 3 0 5.00 Average ANC in Patients Receiving Two Cycles 4.00 3.00 2.0 0 Gr a d e 1 1.00 Grade 2 0.00 1 8 15 22 29 36 43 50 57 64 71 78 85 1b 8b 15b22b29b36b43b50b57b64b71b78b85b92b 12

Iopofosine I-131: Global WM Pivotal Study Design

FDA Agreed Upon Pathway to Approval

Single Arm Open-label Registration Study Enrolling; Fast Track Designation

Screening	Treatment and Evaluation Period	Long Term Safety Follow-up

Enrollment Criteria

50 WM patients who received at least 2 prior lines of therapy, including failed or suboptimal response to BTKi

Interim Safety & Futility Assessment on First 10 Patients

12 MONTHS
Primary Endpoint:
Major Response Rate
Key secondaries: DoR, TFR, ORR

3 YRS
Total Safety Follow-up

15 mCi/m² per dose
4 doses over 2 cycles
Days 1, 15, & 57, 71
Up to 1 year evaluation period

Primary Endpoint: Major Response Rate (MRR) of 20% (10 of 50 Patients) Achieves Statistical Significance

CELLECTAR BIOSCIENCES

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Waldenstrom's Macroglobulinemia Disease Assessment

Serum IgM is Primary Biomarker for Response Rate


Decreasing Serum IgM Levels and Clinical Symptoms/Extramedullary Disease
No Decrease or Increase from Baseline
Up to 25% reduction
25% - 49% reduction
≥ 50% reduction
≥90% reduction
Normal IgM & no disease in bone marrow
Progressive Disease (PD)
Stable Disease (SD)
Minor Response (MR)
Partial Response (PR)
Very Good Partial Response (VGPR)
Complete Response (CR)
Major Response (MRR)

Iopofosine I-131 Achieved an 83.3% MRR in Phase 2a Surpassing Pivotal Study Primary Statistical Endpoint of 20%

CELLECTAR BIOSCIENCES

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WM Pivotal Study Expected Milestones Q1 2022 Q2 2022 2H 2022 15 Safety & Futility Analysis Continued E n r ol l ment Top - line Data U.S. Breakthrough and EU Prime Designation Submissions Planned for 2022

Iopofosine I - 131 in Multiple Myeloma Demonstrates Profound Activity in Late Line Difficult to Treat MM Patients Enrichment of Highly Refractory MM Patient Data Provides Strategic Route to NCCN Guideline Inclusion and Potential Third - party Reimbursement 0. 0% 1 0.0% 2 0.0% 3 0 .0% 4 0.0% 5 0.0% 6 0.0% 7 0.0% n=17 n=15 n = 13 n = 8 Overall Response Rate Triple Class Refractory Quad/Penta Refractory High Risk All Patients 47.0% 4 0 .0% 5 3 .8% 6 2 .5% 40 – 62.5 % ORR in relapsed/refractory multiple myeloma Triple class refractory mPFS = 3.4m (belantamab = 2.9m) 100% disease control Additional Efficacy - Related Patient Benefits ~73% clinical benefit rate in triple class refractory patients 16

Iopofosine I - 131 r/r Multiple Myeloma Triple Class and Penta - drug Refractory Iopofosine I - 131 Demonstrates Strong Activity in Triple Class Refractory MM Percent Reduction by Best Response Best Response in Refractory Patients 40% 20% 0% - 2 0% - 4 0% Respons e - 8 0% Triple Class Refractory Triple Class & Quad/Penta - Refractory 17 - 60%

• Median age = 70 • Median third line patients • Highly refractory DLBCL, CLL/SLL, MZL and MCL – ~60 % of patients were multi - drug refractory Iopofosine I - 131 Phase 2 CLOVER - 1 Study in B - cell Lymphomas Non - Hodgkin’s Lymphoma 43 % ORR i n N H L 71.4% Clinical Benefit Rate Median tumor volume reduction of ~25% Key Efficacy Measures >14% Complete Response Rate 42% 18 Part A Completed 11% 14% 4 5% 4 0% 3 5% 3 0% 2 5% 2 0% 1 5% 1 0% 5% 0% ORR CR All Patients CR Percent of Patients 43% ORR >60 mCi Total Body Dose Phase 2 NHL Response Rates (n=19)

Iopofosine I - 131 in Pediatric Phase 1 Global Study – Accelerated Development Approach Primary objective • Part A to determine the safety, tolerability, and initial efficacy of iopofosine I - 131 in children with relapsed/refractory malignancies (ongoing) • Part B efficacy confirmation and potential pivotal study >10 y ea r s of age <10 y ea r s of age Malignant Brain Tumors and Solid Tumors L e v el 1 15 mCi/m 2 L e v el 2 30 mCi/m 2 L e v el 3 60 mCi/m 2 A d d ’ l l e v els + 1 5 mC i / m 2 L e v el 1 15 mCi/m 2 L e v el 2 30 mCi/m 2 Level 4 75 mCi/m 2 L e v el 3 45 mCi/m 2 Level 4 60 mCi/m 2 U.S. ODD and RPDD Granted for NB, RMS, OS and ES 8 Data Highlights: • Demonstration of crossing blood brain barrier and uptake into brain tumors • Therapeutic responses, evidenced by changes in tumor parameters observed in high grade glioma and soft tissue sarcomas • Patients experiencing extended progression free survival Single Dose Fractionated Dose 19

Financial Summary 20 Cash position as of December 31 , 2021 (millions) $ 35.7 M Cash anticipated to support strategic plan into Q3 2023 Capitalization as of November 8, 2021 Common Stock Outstanding 61,101,26 3 Reserved for issuance: Convertible Preferred Stock 1,111,111 Warrants 15,633,825 Employee/Director Stock Options 6,097,200 Fully Diluted Shares Outstanding: 8 3,943,400

Developing iopofosine I - 131, a small - molecule radiotherapeutic in rare adult and pediatric hematologic and solid tumor indications Efficacy demonstrated in multiple r/r cancer types including highly refractory MM - 47% ORR in hexa - line, 40% triple class and 54% quad/penta refractory Anticipate top - line WM pivotal study data in 2H 2022; lead indication represents an underserved patient population and significant market opportunity Cash balance of $ 35.7 million as of December 31, 2021, supporting strategic plan beyond expected key data readouts Clear and defined regulatory pathway in WM; Granted U.S. Orphan Drug Designation and FDA Fast Track Designation Company Summary 21

r Experienced Management James Caruso President, CEO and Director Chad Kolean Chief Financial Officer Laurence Reilly, MD, LL.M Interim Chief Medical Officer Jarrod Longcor Chief Business Officer 22

THANK YOU NASDAQ: CLRB 27

25 F o o tn o t es 1. Datamonitor Healthcare; Centers for Disease Control and Prevention, 2017; Ferlay et al., 2018; National Cancer Institute, 2017; Steingrímsson et al., 2017; United Nations, 2017 Non - Hodgkin’s Lymphoma www.iwmf.com/about - wm/signs - and - symptoms October 2021 IWMF Torch: Newton Guerin; Morie Gertz, MD, Mayo Clinic, Rochester, MN Iopofosine I - 131 Phase 2 CLOVER - 1 Study in B - cell Lymphomas Data as of Nov 2020 As of April 2021 U.S. Orphan Drug Designation and Rare Pediatric Disease Designation Granted for Neuroblastoma, Rhabdomyosarcoma, Osteosarcoma and Ewing’s Sarcoma 2. 3. 4. 5. 6. 7. 8.